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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 30, 2000
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                             GRACE DEVELOPMENT, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     COLORADO                         0-25582                84-1110469
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     (STATE OR OTHER          (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     JURISDICTION OF                                         IDENTIFICATION
     INCORPORATION)                                          NUMBER)


         1690 CHANTILLY DRIVE, ATLANTA, GEORGIA                  30324
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         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (404) 633-3831
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 30, 2000, a wholly-owned subsidiary of the Registrant was merged with and into Alpha Computer Services, Inc., a Florida corporation ("Alpha") (the "Merger"). The Merger was consummated in accordance with the terms and conditions of an Agreement and Plan of Merger dated March 28, 2000 (the "Merger Agreement") by and among the Registrant, Avana Acquisition Sub II, Inc., a Georgia corporation and a wholly-owned subsidiary of the Registrant ("Merger Sub"), Alpha, and the shareholders of Alpha (the "Shareholders"). Pursuant thereto, Merger Sub was merged with and into Alpha, with Alpha as the surviving corporation. Following the Merger, Alpha became a wholly-owned subsidiary of the Registrant. In consideration for the Merger, the Shareholders received an aggregate of 3,100,000 shares of the common stock, no par value, of the Registrant (the "Common Stock) (the "Merger Consideration"). The Merger Consideration was determined in arms' length negotiations between the parties to the Merger Agreement. Two of the Shareholders who were officers and directors of Alpha are also officers and employees of a wholly-owned subsidiary of the Registrant, WebWizard, Inc., a Delaware corporation ("WebWizard"). The Registrant acquired WebWizard on January 31, 2000 (the "WebWizard Acquisition"), as described in Registrant's Current Report on Form 8-K dated January 31, 2000. In connection with the WebWizard Acquisition, the Registrant purchased certain indebtedness owed by WebWizard to such Shareholders in exchange for shares of the Registrant's Common Stock. In addition, one of the Shareholders was also a stockholder of WebWizard, and received shares of the Registrant's Common Stock as consideration for the WebWizard Acquisition. Except with respect to the WebWizard Acquisition, and the employment relationship with two of the Shareholders, prior to the consummation of the Merger, there were no other material relationships between Alpha, and its former officers, directors, affiliates, associates or shareholders, and the Registrant, and its officers, directors, affiliates, associates or shareholders.

         The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is being filed as an exhibit to this report.

         As a result of the Merger, Alpha is an operating subsidiary of the Registrant. Alpha is a provider of networked business systems, specializing in hardware sales, support, installation and integration of application packages with independent software developers. Its products and services include system design and consultation, and hardware and software sales, service and support. Alpha's assets include approximately $675,000 in cash, accounts receivable, inventory, property, equipment and intangibles, which was used to support its product offerings. The Registrant intends to continue such use in support of Alpha's activities.

THIS REPORT INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE ACT AND SECTION 21E OF THE EXCHANGE ACT. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS REPORT, INCLUDING, WITHOUT LIMITATION, THOSE REGARDING THE REGISTRANT'S FINANCIAL POSITION, BUSINESS, MARKETING AND PRODUCT DEVELOPMENT PLANS AND OBJECTIVES OF MANAGEMENT FOR


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FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE REGISTRANT
BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) - (b). Financial Statements and Pro Forma Financial Information. All required financial statements and pro forma financial information will be filed by amendment to this Report not later than 60 days from April 14, 2000.

         (c)      Exhibits.

         2.3      Agreement and Plan of Merger dated as of March 28, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    GRACE DEVELOPMENT, INC.



                                    By: /s/ James Blanchard
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                                         James Blanchard
                                         President


Dated as of April 14, 2000


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